Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund

(the “Fund”)

Supplement dated January 21, 2020 to the Fund’s

Prospectus dated January 28, 2019, as supplemented and amended to date

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective by the end of the 1st quarter of 2020, Dan C. Tutcher will no longer serve as a Co-Portfolio Manager of the Fund. The Fund will continue to be managed by Co-Portfolio Managers Robert T. Chisholm and Jeff A. Jorgensen. Messrs. Chisholm and Jorgensen have served as Co-Portfolio Managers of the Fund since its inception. In his leadership role on the Adviser’s energy infrastructure securities team, Mr. Tutcher will continue to work with Messrs. Chisholm and Jorgensen as a senior advisor on the Fund.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.